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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 31, 2001
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


        Crystal Corporate Center, 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (561) 998-2031
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

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



                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.



                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

      A.  Settlement Agreement with Strategica Services Corporation

     On December 31, 2001, the Registrant's board of directors determined that it was in the best interests of the company to enter into a settlement agreement with Strategica Services Corporation (the "Settlement Agreement" and "Strategica," respectively). The Settlement Agreement is filed as an exhibit to this report. In exchange for the cancellation of any and all prior agreements between the parties and their affiliates, including but not limited to an "Investment Banking and Advisory Services Agreement" dated May 7, 1998 (the "1998 Services Agreement," discussed more fully below, attached to the Settlement Agreement as exhibit 1 and previously filed as an exhibit to the Registrant's Form 10-KSB for the year ended September 30, 1998), and subject to the effectiveness of a sufficient increase in capitalization by the Registrant's stockholders, the Registrant will issue Strategica 1,030,495 shares of its common stock, which will represent 4.9% of the common stock outstanding immediately after such issuance based on the 20,000,000 shares outstanding as of the date of the Settlement Agreement (the "Strategica Shares"). The Strategica Shares will also have anti-dilution rights tied proportionately only to the class A convertible bond held by the Yankee Companies, LLC (the "Class A Bond" and "Yankees," respectively) (see Item 5.B immediately below) upon complete conversion of the Class A Bond. The Class A Bond, in the principal amount of $80,000 plus accrued interest, gives Yankees the right to acquire up to 75% of the Registrant's authorized and reserved common stock (the "Yankees Shares"), and the Strategica Shares will be reduced below 4.9% only to the extent the
Yankees Shares are reduced below 75%, and in direct proportion thereto. The Settlement Agreement's anti-dilution terms further provide that upon complete conversion of the Class A Bond and the payment of specified liabilities of the Registrant (as set forth in exhibit 2 to the Settlement Agreement),the Strategica Shares will not be diluted below 2.5% of the Registrant's then-outstanding common stock but that Strategica will have no further anti-dilutive rights thereafter.

     The purpose of the Settlement Agreement was, in part, to nullify any rights or obligations under the 1998 Services Agreement. The 1998 Services Agreement was entered into with Strategica and a related company called Strategica Financial Corp. ("Financial Corp.") for a term ending on April 30, 2003. The services to have been provided by Services Corp. or, at its option, by Financial Corp. primarily consisted of: (i) providing advice to the Registrant and assisting the Registrant with contract negotiations, business strategies, and any required regulatory filings; (ii) providing the Registrant with advice relating to financing options; (iii) advising the Registrant with respect to potential public offerings and private placements of equity or debt securities;
(iv) assisting the Registrant in preparing any required offering documents; (v) assisting the Registrant in identifying potential equity and/or debt investors;
(vi) providing advice to the Registrant with respect to potential marketing strategies, mergers, other acquisitions, reorganizations, recapitalizations or sales of assets; and (vii) providing advice on all business strategies and agreements. As consideration for the services to have been provided, the Registrant agreed to pay a non-refundable due diligence review fee of $100,000 and a monthly fee to Strategica of $5,000 for the month of May 1998, $10,000 from June 1998 to May 1999, and $5,000 until April 30, 2003. In addition, the Registrant agreed to pay to Financial Corp. 5% and 3%, respectively, of the gross proceeds committed to the Registrant for equity sold and debt issued, respectively, and to Strategica 5% of the gross purchase price received in the event of the sale of the Registrant, its subsidiaries, or affiliates and a debt restructuring fee of 10% of all debt restructured, converted to equity, or extended. Furthermore, the Registrant agreed to reimburse Strategica and Financial Corp. for reasonable expenses incurred. The Registrant also agreed to provide Strategica and Financial Corp. with warrants for 25% of the common stock of the Registrant with full anti-dilution and registration rights. In March 1999, Financial Corp. transferred all of its shares to a Mr. Laurence Isaacson and was renamed Thornhill Group, Inc. As part of this transfer, Financial Corp. gave up any rights it may have had in the 1998 Services Agreement (see exhibit 3 to the Settlement Agreement). The Settlement Agreement that is the subject of this report has been entered into to avoid costly and protracted litigation between the parties and to resolve any remaining claims over what services were or were not provided, what fees are or are not due, and the enforceability of the 1998 Services Agreement.


      B.  Convertible Debenture Between the Registrant and
          The Yankee Companies, LLC.

     On December 31, 2001, the Registrant issued a Class A Bond to Yankees in exchange for a warrant and a series of matured and past-due promissory notes held by Yankees in the principal amount and accrued interest equal to the principal amount of the Class A Bond. The exchange was an exempt transaction pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, and essentially consolidated the warrant and promissory notes into the Class A Bond. The Class A Bond is in the principal amount of $80,000 plus interest accrued as of December 31, 2001 (total face value $86,664.18), and has a term of one-year, with interest payable upon maturity at the annualized rate of 2% over the prime rate charged during the Class A Bond's term by Citibank, N.A. (New York City). The Class A Bond is secured by all of the Registrant's assets, and may be subdivided, at Yankees' option, into two or more separate obligations in the principal amount of at least $10,000 each. The Class A Bond is convertible, at Yankees' option, into shares of the registrant's securities such that, upon complete conversion, the number of shares owned by Yankees shall be equal to 75% of the registrant's outstanding and reserved capital stock at the time conversion is completed, subject to anti-dilutive rights for three months thereafter. Conversion may be effected in whole or in part, and to date Yankees has converted $40,000 in principal of the Class A Bond into approximately 40% of the Registrant's common stock. The Class A Bond is attached as an exhibit to this report.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

Designation            Page
of Exhibit             Number
as Set Forth           or Source of
in Item 601 of         Incorporation
Regulation S-B         By Reference        Description

(4)      .10            5                   Class A, Series A, Convertible Bond,
                                            dated December 31, 2001

(10)     .39            19                  Settlement Agreement with Strategica
                                            Services Corporation dated  December
                                            31, 2001

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                                          Colmena Corp.

Dated: January 14, 2002
                                           /s/ Edward C. Dmytryk /s/
                                               Edward C. Dmytryk
                                               President



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